Supplement, dated April 9, 2007,
             to the following Statements of Additional Information:

        Statement of Additional Information, dated February 1, 2007, for:
                      Seligman Core Fixed Income Fund, Inc.

         Statement of Additional Information, dated March 1, 2007, for:
                          Seligman Frontier Fund, Inc.
                           (collectively, the "Funds")

The following information is added before the last sentence of the paragraph under the subsection entitled "Redemption in Kind" in the section entitled "Purchase, Redemption, and Pricing of Shares" in each Fund's Statement of Additional Information.

In addition, under certain circumstances, where, among other factors, the Board of Directors determines that the best interests of the Fund will be served, the Fund may satisfy a redemption by means of an in-kind distribution of Fund portfolio securities.